COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
COMMITMENTS AND CONTINGENT LIABILITIES

Assets Pledged

(in millions of $)	2019	2018
Book value of consolidated assets pledged under ship mortgages	1,753	1,527

Of the above, $1,351.8 million relates to assets recorded as vessels and equipment (2018: $1,424.4 million) and $400.7 million relates to assets accounted for as Investments in sales-type leases, direct financing leases and leaseback assets (2018: $103.1 million).

In addition, as at December 31, 2019, the Company had 11 vessels (2018: 11 vessels) with finance lease liabilities with a net book value totaling $1,277.6 million (2018: $1,331.1 million). Of these, seven vessels with net book value of $714.5 million (2018: $749.9 million) were recorded as vessels under finance lease and four vessels with net book value of $563.1 million (2018: $581.2 million) were accounted for as investments in direct financing leases.

The Company and its equity-accounted subsidiaries have funded their acquisition of vessels, jack-up rigs and ultra-deepwater drilling units through a combination of equity, short-term debt and long-term debt. Providers of long-term loan facilities usually require that the loans be secured by mortgages against the assets being acquired. As at December 31, 2019, the Company ($1.6 billion) and its 100% equity-accounted subsidiaries ($621.9 million) had a combined outstanding principal indebtedness of $2.2 billion (2018: $2.1 billion) under various credit facilities.

As at December 31, 2019, the Company had 3.4 million shares in Frontline with a carrying value of $43.8 million. The Company entered into a forward contract to repurchase the shares in Frontline on June 30, 2020 at a price of $11.0568 per share. These shares and a restricted cash balance of $3.5 million (2018: $0.0 million) have been pledged as part of the forward agreement.
Other Contractual Commitments and Contingencies
The Company has arranged insurance for the legal liability risks for its shipping activities with Gard P.& I. (Bermuda) Ltd., Assuranceforeningen Skuld (Gjensidig), The Steamship Mutual Underwriting Association Limited, The Korea Shipowner’s Mutual Protection & Indemnity Association, The West of England Ship Owners Mutual Insurance Association (Luxembourg), North of England P&I Association Limited, The Standard Club Europe Ltd and The United Kingdom Mutual Steam Ship Assurance Association (Europe) Limited, all of which are mutual protection and indemnity associations. The Company is subject to calls payable to the associations based on the Company’s claims record in addition to the claims records of all other members of the associations. A contingent liability exists to the extent that the claims records of the members of the associations in the aggregate show significant deterioration, which may result in additional calls on the members.
SFL Deepwater, SFL Hercules and SFL Linus are wholly-owned subsidiaries of the Company, which are accounted for using the equity method. Accordingly, their assets and liabilities are not consolidated in the Company's Consolidated Balance Sheets, but are presented on a net basis under "Investment in associated companies". As at December 31, 2019, their combined bank borrowings amounted to $621.9 million (2018: $655.2 million) and the Company guaranteed $266.1 million (2018: $266.1 million) of this debt which is secured by first priority mortgages over the relevant rigs.
In addition, the Company has assigned all claims it may have under its secured loans to SFL Deepwater, SFL Hercules and SFL Linus, in favor of the lenders under the respective credit facilities. These loans had a net outstanding balance of $326.1 million at December 31, 2019 (2018: $342.0 million) and are secured by second priority mortgages over each of the rigs, which have been assigned to the lenders under the respective credit facilities. The lenders under the respective credit facilities have also been granted a first priority pledge over all shares of the relevant asset owning subsidiaries.
As at December 31, 2019, the Company had committed $2.9 million towards the procurement of scrubbers on two of its oil tankers (2018: $3.4 million committed for four oil tankers), $13.0 million on four container vessels (2018: $0.0 million) and $17.5 million on seven Capesize drybulker carriers (2018: $0.0 million).
As at December 31, 2019, the Company has also committed to paying approximately $9.2 million towards the installation of BWTS on 18 vessels from our fleet, with installations expected to take place up to 2022.
There were no other material contractual commitments as at December 31, 2019.
The Company is routinely party both as plaintiff and defendant to lawsuits in various jurisdictions under charter hire obligations arising from the operation of its vessels in the ordinary course of business. The Company believes that the resolution of such claims will not have a material adverse effect on its results of operations or financial position. The Company has not recognized any contingent gains or losses arising from the pending results of any such lawsuits.